United Fuel & Energy
 Service 24/7.

Positioned to Execute Acquisition and Organic
Growth Initiatives in a Highly Fragmented
Industry Ripe for Consolidation

Corporate Presentation to:

Howard Weil 35th Annual Energy Conference

April 2007

Safe Harbor Statement & Advisory

            Certain statements included in this presentation constitute forward-looking statements.  These forward-looking statements are based on management’s belief and assumptions derived from currently available information.  Although United Fuel believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Actual results could differ materially from forward-looking statements expressed or implied herein as a result of a variety of factors including, but not limited to:  risks and uncertainties with respect to the actions of actual or potential competitive distributors of refined petroleum products in United Fuel’s markets; the demand for and supply of crude oil and refined products; constraints on the transportation of refined products; slow-downs or shutdowns in refinery operations or pipelines; effects of governmental regulations and policies; the availability and cost of United Fuel’s financing and the impact of interest rates; the effectiveness of marketing strategies; United Fuel’s ability to purchase and successfully integrate acquired operations; the possibility of terrorist attacks and the consequences of any such attacks; general economic conditions; and other financial, operational and legal risks and uncertainties detailed from time to time in United Fuel’s SEC filings. The achievement of the anticipated benefits of acquisitions are subject to risks associated with acquisitions generally such as the potential for higher than anticipated integration costs, failure to achieve anticipated synergies, failure to retain key employees and the loss of customers.  This presentation should be read in conjunction with periodic filings United Fuel makes with the SEC. United Fuel does not undertake any obligation to publicly update forward looking statements contained herein to reflect subsequent events or circumstances.

2

Company Overview

One of the largest distributors of
gasoline, diesel, propane and
lubricants to rural markets in the
southwestern and south central U.S.

Headquartered in Midland, Texas
with approximately 275 employees

Approx. 130 card lock sites, bulk
plants and offices in Texas,  New
Mexico and Oklahoma.

Derives approx. 64% of its revenues
from customers in the oil and gas
industry

Supplies fuel and lubricants to
approx. 72% of the drilling rigs in
the Permian Basin

During the twelve months of 2006
UFEN sold 136.4 million gallons of
product:

121.6 million gallons of fuels

     4.4 million gallons of lubricants

   10.4 million gallons of propane

Current Operations

Sells and distributes four product
lines: unbranded fuels, lubricants,
propane gas and chemicals.

Products distributed through the
following methods:

Gasoline and diesel fuel sold
through unattended “card lock”
sites to commercial vehicles and
fleets

Bulk sales of fuels and lubricants
to commercial customers using
our fleet of distribution vehicles

Propane sales to commercial and
residential customers

Unattended Card-Lock Station

UFEN Daily
3/29/07
XOI
+50%
+45%
+40%
+35%
+30%
+25%
+20%
+15%
+10%
+5%
+0%
-5%
-10%
-15%

www.ufeonline.com

Company Trading Statistics

Currently trading on OTC Bulletin Board under the symbol UFEN.OB.

Equity market capitalization of approx $25 million and enterprise value of approx $70 million

Average daily trading volume for the last three months of approx 37,000 shares

Trailing Six Month Stock Price Performance:

UFEN vs. Amex Oil Index

XOI Price

UFEN Price

Position for Future Growth

Industry Ripe for
Consolidation

Proven Ability to
Integrate Acquisitions

Organic Growth
Initiatives

Experienced
Management Team

Proven Operating
Excellence

Thousands of small
private companies

Closed 5 acquisitions
since mid-2005

New card lock sites
New end markets
New technology `

Growing margins along
with satisfied customers

Demonstrated ability to
execute growth strategy

An Industry Ripe for Consolidation

Thousands of small independent distributors likely to consolidate into hundreds of companies

Larger customers have a strong desire to deal with a large, single source supplier of fuel and lubricant products

Product suppliers (major oil companies and refineries) are seeking fewer and higher quality customers

Higher commodity prices are squeezing the credit lines of small companies

Poor access to capital limits private company’s ability to benefit from technological advancements and economies of scale

Strategy – Growth through Acquisitions

Selectively consolidate quality companies in accretive transactions

Initial focus on filling geographic gaps in existing and/or contiguous markets

Consolidation Benefits:

Increase UFEN’s geographic reach

Enhance geographic, customer and industry diversity

Achieve financial and operational scale

Scale facilitates increasing market share

Operating synergies, increased buying power and pricing integrity

Strategy – Organic Growth

Increase Market Share

Providing superior customer service and reliability in an otherwise commodity business.  Expand its service footprint and provide a broader range of fuels and lubricants.

Build Additional Operations near Existing Territories

Target markets that have strong concentration of existing core customers and opportunity for new business development.

Expand Territory by Building a Business

Open a bulk fuel plant surrounded by multiple card lock facilities in a territory where customers have operations but UFEN doesn’t.

New Fuel & Lubricant End-Markets

Existing customers have asked UFEN to expand to serve them in new markets.
UFEN has also begun targeting the automotive segment and commercial and industrial segments

United Fuel & Energy

$350
$300
$250
$200
$150
$100
$50
$0
2004
2005
2006

$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
2004
2005
2006

www.ufeonline.com

Successful Execution of Growth Strategy

($ in millions)

$180.5

$283.6

$335.7

$3.1

$8.1

Revenue

Operating Income

Completed 5 acquisitions
since mid-2005

Added 41 card lock sites

Added 6 bulk fuel sites

Added service in Oklahoma,
doubled geography in New
Mexico and East Texas,
added regional support west
of Dallas

Added over 10,000 new
customers

$4.9

$12
$10
$8
$6
$4
$2
$0
2004
2005
2006

$2.00
$1.50
$1.00
$0.50
$0.00
2004
2005
2006

www.ufeonline.com

Growth in Profitability

($ in millions)

$4.8

$6.6

$10.7

$2.0

$0.4

$0.9

Net Income(2)

EBITDA(1)

Pricing initiatives

Buying power

Marketing synergies

Operating efficiencies

1)

EBITDA reconciled to net income at end of
presentation

2)

2006 net income before impact of preferred stock
dividend of  $737,000; net income applicable to
common equity was $1.3 million

United Fuel & Energy

devon

Key
UNLOCK YOUR POTENTIAL

Chevron

HALLIBURTON

Schlumberger

PATTERSON-UTI

United Fuel & Energy

BJ Services

Sid Richardson

DYNEGY

eog resources

ExxonMobil

ConocoPhillips

www.ufeonline.com

Top Tier Customer Base

Current Market Coverage

Bulk Plants

20 branch offices, over 100
unattended fueling sites and over
200 trucks and tankers

2006 annual volumes of 136.4
million gallons distributed across
several markets:

West Texas (58%),

Eastern New Mexico (28%)

East Texas (6%)

Southeast Oklahoma (8%)

Customer base:

Oil Field & Rig support (64%)

Commercial & Industrial (29%)

Agricultural (4%)

Consumer Propane (3%)

New Mexico

Texas

Oklahoma

Plan Of Attack

Expand operation into target areas
where UFEN’s existing customers
have  operations.

Expand service to new large
customers seeking a single solution
provider.

No dominant single source suppliers
servicing large commercial customers
in vertical markets.

With scale the company will have
more leverage with fuel and lubricant
producers.

Industry producers are looking for
large distributors to support their
brands.

States of interest for possible expansion

UFEN’s existing customers have operations

Recent and Pending Acquisitions

Your Pump of Texas

Closed January, 2007

Acquired 9 card lock facilities located in Longview, Tyler and
Kilgore, Tx.

Benton Oil

Closed February, 2007

Acquired 3 card lock facilities in Lubbock, TX

Reamax Oil

Expected to close in April 2007

Acquiring 5 card lock facilities and a bulk plant in Central Arizona

Recent and Near Term Organic Growth Initiatives

Plan to purchase 10 acres in Midland, TX with rail-line access to build a new bulk plant

Will allow for products to be received by rail car

Plans to consolidate smaller less efficient operations at
new location

Plans to build new bulk plants and supporting card lock
facilities in two Texas cities where UFEN is not currently
operating but strong customer demand already exists

Demand Drivers

UFEN dominates the drilling fuel business in its market areas, which are prolific oil and gas producing basins.

Oil field service businesses are extremely busy supporting exploration, development and workover activities driven by high energy prices.

Drilling and oil field service activities are fuel intensive, but fuel supplier options are limited.

Demand for fuels in UFEN’s markets is expected to stay strong and not sensitive to commodity prices unless crude oil dropped significantly for a sustained period of time.

Many current fuel customers are also becoming lubricant customers.

UFEN’s drilling and oil field service customers also operate in basins identified as target markets.

•

1,200
1,000
800
600
400
200
0
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
Texas
New Mexico
Oklahoma

www.ufeonline.com

Increasing Rig Counts in UFEN Key Markets

(1) Source: Baker Hughes Monthly Rig Count

Average monthly rig count has increased steadily and remained strong in the
Permian Basin and in UFEN’s key markets

Average Monthly Rig Count – Key UFEN Markets

Proven Track Record

   $    10,677

   $       6,058

   $      4,788

EBITDA

   $      1,987(1)

   $          879

   $         406

Net Income

   $  335,741

   $   283,588

   $  180,582

Revenue

          136.4

       133.8

117.1

Gallons

2006

2005

2004

(Amounts in thousands)

1)

2006 net income before impact of preferred stock dividend of  $737,000.
2006 net income applicable to common stock was $1,250,000.

2007 Financial Guidance (1)

   $   3.7 million

   $   2.6 million

Net income

   $ 13.5 million

   $  11.5 million

EBITDA

   $   2.7 million

   $   1.6 million

Net income applicable to
common(2)

   $   360 million

   $  325 million

Revenue

2007

High Case

2007

Low Case

1)

Based on operations owned at 12/31/06 and doesn’t included the impact of future acquisitions, divestitures or financings.

2)

Net income applicable to common includes the impact of preferred stock dividend of  $1 million.

2007 Growth Initiatives & Outlook

Leverage recent acquisitions by capturing new end markets

Evaluate additional acquisition opportunities

Expand geographic footprint through organic growth

Add product lines and services in existing markets to increase market share

Capitalize on strong product demand

Implement technological initiatives for wireless communications and efficient inventory control

Continue to provide superior customer service and reliability

Move toward becoming a premier single source supplier of fuel and lubricant products in UFEN’s target markets through organic and external growth initiatives

Summary

UFEN has demonstrated substantial and profitable growth

UFEN is a premier single source provider of fuel and lubricants

UFEN has numerous organic and acquisition growth opportunities

The fuel distribution industry is ready to consolidate. UFEN has successfully integrate 5 acquisitions since mid-2005

UFEN’s customers have asked it to expand its product offerings and geographical footprint

Technology and enterprise methods of doing business will favor
UFEN versus smaller regional competitors.

The oil and gas businesses in UFEN’s markets are expected to remain strong for years to come.

Supplemental Disclosure Regarding Non-GAAP Financial
Information

EBITDA represents net income before income taxes, interest and depreciation and amortization. EBITDA is not a presentation made in accordance with generally accepted accounting principles (“GAAP”) and is not a measure of financial condition or profitability. EBITDA should not be considered in isolation or as a substitute for “net income,” the most directly comparable GAAP financial measure, or as an indicator of operating performance.

By presenting EBITDA, United Fuel intends to provide investors with a better understanding of its core operating results to measure past performance as well as prospects for the future.  United Fuel evaluates operating performance based on several measures, including EBITDA, as United Fuel believes it is an important measure of the operational strength of its business.

EBITDA may not be comparable to similarly titled measures used by other companies.  EBITDA is not necessarily a measure of United Fuel’s ability to fund its cash needs, as it excludes certain financial information when compared to “net income”.  Users of this financial information should consider the types of events and transactions which are excluded. A reconciliation of EBITDA to net income follows:

                EBITDA Reconciliations

    Reconciliation of EBITDA with Net Income (In Thousands)

                                                                       2006                2005                             2004

            EBITDA                                              $10,677               $6,608                $4,788

            Less:

            Depreciation and Amortization                         2,012                         1,260                           1,887

            Interest Expense                                      4,612                     3,239                           1,955

            Other Non-Cash Expenses     717                         620                              192

            Income Tax Expense                       1,349                         610                             348

          Net Income                                         $1,987                        $   879                          $   406

                EBITDA Reconciliations

Reconciliation of 2007 Projected EBITDA with Projected Net Income:

EBITDA                  $11.5   to   $13.5 million

   Less:

   Depreciation and Amortization                                         3.2    to      3.2 million

   Interest Expense                         4.1    to      4.3 million

   Income Tax Expense                                              1.6    to      2.3 million

     Net Income                                   $ 2.6    to   $ 3.7 million

     Preferred Dividend                                               1.0    to      1.0 million

     Net Income Application to Common             $ 1.6    to   $ 2.7 million